UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HYPERSCALE DATA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

HYPERSCALE DATA, INC.

11411 Southern Highlands Pkwy, Suite 190

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on May 19, 2025

We cordially invite you to attend the Special Meeting (the “Meeting”) of stockholders of Hyperscale Data, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on May 19, 2025 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MKUV6RV. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s 60,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) into the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), pursuant to the Securities Purchase Agreement dated March 31, 2025 (the “Series B Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “SJC Exchange Note”) in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025 (the “SJC Exchange Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “A&R Forbearance Note”) in the principal amount of $3,500,000 into Class A Common Stock, which Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025 (the “A&R Forbearance Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Orchid Exchange Note”) in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025 (the “Orchid Exchange Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Orchid Convertible Note”) in the principal amount of $1,650,000 into Class A Common Stock, which Orchid Convertible Note was issued to the holder on April 1, 2025 (the “Orchid Convertible Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Target Capital Convertible Note”) in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025 (the “Target Capital Convertible Note Proposal”); and

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Secure Net Capital Convertible Note”) in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025 (the “Secure Net Capital Convertible Note Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on April 30, 2025, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about May 5, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on May 19, 2025:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at http://www.envisionreports.com/GPUS for registered holders and http://www.edocumentview.com/GPUS for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

May 2, 2025

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF SHARES OF OUR SERIES B PREFERRED STOCK PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH THE INVESTOR	8
Description of the Securities Purchase Agreement and the Series B Preferred Stock	8
Stockholder Approval Requirement	10
Reasons for Transaction	10
Effect on Current Stockholders; Dilution	10
Required Vote and Board Recommendation	11
PROPOSAL NO. 2: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE SJC EXCHANGE NOTE	12
Description of the SJC Exchange Agreement and the SJC Exchange Note	12
Stockholder Approval Requirement	12
Reasons for Transaction	13
Effect on Current Stockholders; Dilution	13
Required Vote and Board Recommendation	13
PROPOSAL NO. 3: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE A&R FORBEARANCE NOTE	14
Description of the A&R Forbearance Agreement and the A&R Forbearance Note	14
Stockholder Approval Requirement	14
Reasons for Transaction	15
Effect on Current Stockholders; Dilution	15
Required Vote and Board Recommendation	15
PROPOSAL NO. 4: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE ORCHID EXCHANGE NOTE	16
Description of the Orchid Exchange Agreement and the Orchid Exchange Note	16
Stockholder Approval Requirement	16
Reasons for Transaction	17
Effect on Current Stockholders; Dilution	17
Required Vote and Board Recommendation	17
PROPOSAL NO. 5: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE ORCHID CONVERTIBLE NOTE	18
Description of the Orchid Convertible Note	18
Stockholder Approval Requirement	18
Reasons for Transaction	19
Effect on Current Stockholders; Dilution	19
Required Vote and Board Recommendation	19
PROPOSAL NO. 6: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE TARGET CAPITAL CONVERTIBLE NOTE	20
Description of the SPA and the Target Capital Convertible Note	20
Stockholder Approval Requirement	21
Reasons for Transaction	21
Effect on Current Stockholders; Dilution	21
Required Vote and Board Recommendation	22
PROPOSAL NO. 7: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE SECURE NET CAPITAL CONVERTIBLE NOTE	23
Description of the SPA and the Secure Net Capital Convertible Note	23
Stockholder Approval Requirement	24
Reasons for Transaction	24
Effect on Current Stockholders; Dilution	24
Required Vote and Board Recommendation	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26
OTHER BUSINESS	27
ANNEX A – PROXY CARDS	A-1

HYPERSCALE DATA, INC.

11411 Southern Highlands Pkwy, Suite 190

Las Vegas, NV 89141

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2025

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Hyperscale Data, Inc. (the “Company”), for use at the Special Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on May 19, 2025 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about May 5, 2025.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MKUV6RV. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman, William B. Horne, the Company’s Chief Executive Officer and Henry Nisser, the Company’s President and General Counsel, or any one of them who acts, will vote:

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s 60,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) into Class A Common Stock pursuant to the Securities Purchase Agreement dated March 31, 2025 (the “Series B Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “SJC Exchange Note”) in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025 (the “SJC Exchange Note Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “A&R Forbearance Note”) in the principal amount of $3,500,000 into Class A Common Stock, which Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025 (the “A&R Forbearance Note Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “Orchid Exchange Note”) in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025 (the “Orchid Exchange Note Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “Orchid Convertible Note”) in the principal amount of $1,650,000 into Class A Common Stock, which Convertible Note was issued to the holder on April 1, 2025 (the “Orchid Convertible Note Proposal”);

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “Target Capital Convertible Note”) in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025 (the “Target Capital Convertible Note Proposal”); and

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s Convertible Promissory Note (the “Secure Net Capital Convertible Note”) in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025 (the “Secure Net Capital Convertible Note Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman, William B. Horne, the Company’s Chief Executive Officer and Henry Nisser, the Company’s President and General Counsel, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of April 30, 2025 (the “Record Date”), there were (i) 1,706,356 shares of Class A Common Stock issued and outstanding, (ii) 4,995,709shares of the Company’s Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and with the Class A Common Stock, the “Common Stock”) issued and outstanding, (iii) 50,000 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and (iv) 960 shares of the Company’s Series G Convertible Preferred Stock (the “Series G Preferred Stock” and with the Series C Preferred Stock, the “Preferred Stock”) issued and outstanding.

The Common Stock and the Preferred Stock are collectively referred to in this Proxy Statement as the “Capital Stock”, which together constitute all of the outstanding voting capital stock of the Company. As of the Record Date, the shares of Preferred Stock were convertible into 32,761,170 shares of Class A Common Stock.

Stockholders are entitled to one vote for each share of Class A Common Stock and to ten votes for each share of Class B Common Stock held by them.

Ault & Company, Inc. (“A&C”), the owner of all shares of Preferred Stock, is entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and the NYSE American (at times referred to as the “Exchange”), provided, however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Preferred Stock is entitled to cast, shall not be lower than $107.625, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for A&C’s ability to acquire Series C Preferred Stock. Further, for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series G Preferred Stock is entitled to cast, shall not be lower than $6.244, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for A&C’s ability to acquire Series G Preferred Stock.

As of the Record Date, A&C held 8,249 shares of Class A Common Stock, 4,234,561 shares of Class B Common Stock that are entitled to cast 42,345,610 votes, 50,000 shares of Series C Preferred Stock that are entitled to cast 464,576 votes and 960 shares of Series G Preferred Stock that are entitled to cast 153,748 votes, entitling it to cast the combined voting power of 42,972,183 shares of Class A Common Stock.

Thirty-five percent (35%) of the 52,281,770 aggregate number of votes entitled to be cast at the Meeting (the “Eligible Voting Capital Stock”), or 18,298,619 such votes, will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals.

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined by whether the affirmative vote of a majority of the shares of Eligible Voting Capital Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the proposal. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

However, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s 60,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) into the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), pursuant to the Securities Purchase Agreement dated March 31, 2025 (the “Series B Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “SJC Exchange Note”) in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025 (the “SJC Exchange Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “A&R Forbearance Note”) in the principal amount of $3,500,000 into Class A Common Stock, which Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025 (the “A&R Forbearance Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Orchid Exchange Note”) in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025 (the “Orchid Exchange Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Orchid Convertible Note”) in the principal amount of $1,650,000 into Class A Common Stock, which Convertible Note was issued to the holder on April 1, 2025 (the “Orchid Convertible Note Proposal”);

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Target Capital Convertible Note”) in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025 (the “Target Capital Convertible Note Proposal”); and

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s Convertible Promissory Note (the “Secure Net Capital Convertible Note”) in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025 (the “Secure Net Capital Convertible Note Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is April 30, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. The only classes of stock entitled to be voted at the Meeting are those comprising the Capital Stock, as defined above, which constitute all of the outstanding voting Capital Stock of the Company. All stockholders are entitled to one vote for each share of Class A Common Stock held by them and ten votes per share of Class B Common Stock held by them.

Thirty-five percent (35%) of the 52,281,770 outstanding shares of Eligible Voting Capital Stock, or 18,298,619 such shares, will constitute a quorum at the Meeting,

Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about May 5, 2025, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Special Meeting of Stockholders;

•	this Proxy Statement for the Meeting; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, William B. Horne, the Company’s Chief Executive Officer and Henry Nisser, the Company’s President and General Counsel, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at http://www.envisionreports.com/GPUS.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/MKUV6RV. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online Meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on May 18, 2025.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the Meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting of the holders of thirty-five percent (35%) of the shares of Eligible Voting Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on May 19, 2025. Proxies submitted by mail should be received before 5:00 P.M. Eastern Time on May 18, 2025.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Series B Proposal;

(ii)	The SJC Exchange Note Proposal;

(iii)	The A&R Forbearance Note Proposal;

(iv)	The Orchid Exchange Note Proposal;

(v)	The Orchid Convertible Note Proposal;

(vi)	The Target Capital Note Proposal; and

(vii)	The Secure Net Capital Note Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the Meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

Approval of all proposals requires the favorable vote of a majority of the shares of Eligible Voting Capital Stock present at the Meeting in person or by proxy and entitled to vote on the applicable matter at the Meeting.

How will abstentions be treated?

Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against each proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, all proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. There are no routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF SHARES OF OUR SERIES B PREFERRED STOCK PURSUANT TO THE SECURITIES PURCHASE AGREEMENT WITH SJC

We are asking our stockholders to approve the issuance by the Company to SJC Lending, LLC, a Delaware limited liability company and a sophisticated investor (“SJC”) of (i) up to sixty thousand (60,000) shares of the Series B Preferred Stock for a total purchase price of up to $50 million dollars (the “Preferred Transaction”), which purchase price shall consist solely of cash, and (ii) any PIK Shares (as such term is defined below, pursuant to that certain Securities Purchase Agreement (the “SPA”) by and between the Company and SJC dated March 31, 2025 (the “Execution Date”).

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the SPA. If this Proposal No. 1 is not approved by our stockholders, the Company will need to raise cash financing from a different source, which would prevent or curtail the Company’s ability to improve its balance sheet. In the event that the Company (i) is unable to obtain funding from SJC through its acquisition of the Series B Preferred Stock for cash through the consummation of the SPA, or (ii) is unable to reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business, likely under far less favorable terms than those offered by SJC.

This Proposal No. 1 is particularly important to the Company and its stockholders given that the Company was notified by the NYSE American on December 18, 2024 that, due to the Company’s disclosure in its Form 10-Q filed for the fiscal period ended September 30, 2024, which reported stockholders’ equity of approximately $2.2 million, it no longer met the requirement that it must have no less than $6 million or more in stockholders’ equity pursuant to the listing standard set forth under Section 1003(a)(ii) and (iii) of the NYSE American Company Guide (the “Listing Standards”) because the Company has reported losses from continuing operations and/or net losses in five of its most recent fiscal years ended December 31, 2023.

Under the applicable NYSE American listing rules, the Company was required to, no later than January 17, 2025, submit a compliance plan that demonstrates how it intends to regain compliance with the Listing Standards within 18 months of the receipt of the notice, or June 18, 2026. The compliance plan was submitted to the NYSE American on January 17, 2025. The Company has, at the request of the NYSE American, provided supplements to the original compliance plan. On March 4, 2025, the NYSE American notified the Company that it has been granted a listing extension until June 18, 2026 on the basis of the compliance plan recently submitted by the Company to regain compliance with the Listing Standards. If the Company does not make progress consistent with the plan during the plan period, the NYSE American will initiate delisting procedures. The Company will be subject to periodic reviews including quarterly monitoring for compliance with the plan. During this period, the Company's Class A Common Stock will continue to be listed on the NYSE American and trade as usual subject to compliance with other NYSE American listing requirements.

Being able to obtain stockholder and Exchange approval for this Proposal No. 1 is an integral element of the measures that the Company intends to accomplish under the compliance plan.

Description of the Securities Purchase Agreement and the Series B Preferred Stock

Description of the SPA

Holders of the Series B Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law.

The SPA provides that the Preferred Transaction shall be conducted through forty-nine (49) separate Tranche Closings, provided, however, that SJC has the ability, exercisable in its sole discretion, to purchase any number of shares of Series B Preferred Stock prior to the dates of the Tranche Closings provided for in the SPA. Pursuant to the Agreement, the initial Tranche Closing, which will close promptly after SJC has converted out of the SJC Exchange Note (see Proposal No. 2 for a discussion of the SJC Exchange Note), will consist of the sale and issuance to SJC of two thousand (2,000) shares of Series B Preferred Stock for an aggregate of Two Million Dollars ($2,000,000) (the “Initial Tranche Closing”).

Pursuant to the SPA, SJC, provided certain closing conditions have been met, including that all underlying shares of Class A Comon Stock shall have been registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), shall purchase up to four thousand, eight hundred (4,800) shares of Series B Preferred Stock on a monthly basis, with SJC being required to purchase one thousand (1,000) shares per month (each, a “Subsequent Tranche Closing”) until all shares of Series B Preferred Stock have been issued and sold to SJC.

Commencing on the Execution Date and continuing for a period of ninety (90) days thereafter, neither the Company nor any subsidiary thereof shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Class A Common Stock or instruments convertible into, exercisable or exchangeable for such shares of Class A Common Stock, with certain exceptions.

Additionally, commencing on the Execution Date and continuing for a period of one (1) year thereafter, the Company shall be prohibited from entering into a variable rate transaction.

From the Execution Date and continuing until the date that is two (2) years therefrom, SJC shall have a right of first refusal with respect to any investment proposed to be made by any individual or entity for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during such period.

The SPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the SPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Description of the Series B Preferred Stock

Conversion Rights

Each share of Series B Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A Common Stock (the “Series B Conversion Shares”) at a conversion price equal to the greater of (i) $0.40 per share (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 75% of the Corporation’s lowest VWAP on any Trading Day during the five Trading Days immediately prior to the date of conversion into shares of Common Stock, but not greater than $10.00 per share (the “Maximum Price”), which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions (the “Series B Converison Price”).. The Series B Conversion Price is subject to adjustment in the event of an issuance of Class A Common Stock at a price per share lower than the Series B Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series B Preferred Stock are entitled to vote with the Class A Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and the NYSE American (at times referred to as the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series B Convertible Preferred Stock is entitled to cast, shall not be lower than $2.23, the closing price of the Class A Common Stock on the day preceding the Execution Date (the “Voting Floor Price”), which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Dividend Rights

The holders of Series B Convertible Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $150.00 per share, based on the stated value per share. Dividends shall accrue from the date of the Initial Tranche Closing, for as long as any shares of Series B Preferred Stock remain issued and outstanding and are payable monthly in arrears. For the first two years, the Company may elect to pay the dividend amount in Class A Common Stock (the “PIK Shares”) rather than cash, with the number of shares of Class A Common Stock issued at the Series B Conversion Price at the date that the dividend payment is due. Dividends will accrue regardless of the Company’s earnings or funds availability and will not exceed the full cumulative dividends.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series B Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series B Preferred Stock before any distribution to other classes of capital stock, provided, however, that it ranks on a pari passu basis with the Series C Preferred Stock and the Series G Preferred Stock. If the assets are insufficient, the distribution will be prorated among the holders of Series B Preferred Stock, Series C Preferred Stock and Series G Preferred Stock. The remaining assets will be distributed pro rata to the holders of outstanding Capital Stock and all holders of Series B Preferred Stock as if they had converted their Series B Preferred Stock into Class A Common Stock. The Series B Preferred Stock rank senior over other classes of preferred stock, including the Series A, D, E and F Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”).

The foregoing descriptions of the SPA, the Certificate of Designations of the Series B Preferred Stock and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the SPA filed as Exhibit 10.1, and the forms of the Certificate of Designations of the Series B Preferred Stock and the Registration Rights Agreement, copies of which are filed as Exhibits 3.1 and 10.2, respectively, to the Current Report on Form 8-K filed with the SEC on April 1, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the SPA provides that the number of shares to be issued to SJC is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the SPA until such time as the stockholders of the Company approve the issuance of additional shares, which include the Series B Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of Rules 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of up to 150,000,000 shares of Class A Common Stock (assuming the shares of Series B Preferred Stock are converted at the Floor Price).

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 1, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company will need to raise significant cash financing to operate and expand its operations, and will need to extinguish as much of its debt as possible. In addition, it must significantly increase its stockholders’ equity, which both of the foregoing would do. In the event that the Company is unable to (i) obtain funding from SJC through its acquisition of Series B Preferred Stock for cash through the consummation of the SPA, or (ii) reduce its aggregate debt on its books, the Company anticipates it would need to seek alternative methods of raising cash for future expansion of its business, likely under far less favorable terms than those offered by SJC. Further, if the Company is unable to raise its stockholders’ equity to the requisite level, all its securities currently traded on the Exchange, as well as other classes of securities that may trade on the Exchange in the future, would be delisted.

Effect on Current Stockholders; Dilution

The SPA does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of shares to SJC pursuant to the terms of the SPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue SJC all 60,000 shares which it may acquire with stockholder approval (presuming that all shares of Series B Preferred Stock were converted at the Floor Price), SJC would have acquired approximately 98.88% of the 151,706,356shares of Class A Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by SJC may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with SJC to address the possible effect on the price of our Class A Common Stock of the sale by SJC of its shares of Class A Common Stock.

Pursuant to the Series B Certificate of Designation, the Company shall not issue, and SJC shall not acquire, any shares of our Class A Common Stock upon conversion of the Series B Preferred Stock if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by SJC and its affiliates, would result in the beneficial ownership by SJC and its affiliates in excess of 4.99% (the “Maximum Percentage”) of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares SJC may beneficially own at any one time to 4.99% of our outstanding Class A Common Stock, provided, however, that SJC may, upon notice to the Company, increase the Maximum Percentage to 9.99%, which would be effective 61 days after such notice is delivered to the Company. Consequently, the number of shares SJC may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. SJC may sell some or all of the shares it acquires upon conversion of the Series B Preferred Stock, subject to SJC’s compliance with the Securities Act and applicable state law. Even though SJC’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, SJC may be in a position to exert influence over the Company and there is no guarantee that the interests of SJC will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Series B Preferred Stock to SJC requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the Series B Preferred Stock to SJC in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 2

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE SJC EXCHANGE NOTE

We are asking our stockholders to approve the conversion by the Company of a Convertible Promissory Note in the principal amount of $4,909,410.96 (the “SJC Exchange Note”) issued SJC pursuant to that certain Exchange Agreement (the “SJC Exchange Agreement”) by and between the Company and SJC.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Agreement. If this Proposal No. 2 is not approved by our stockholders, the Company will not be able to extinguish its debt to SJC through permitting SJC to fully convert its SJC Exchange Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to SJC, likely under less favorable terms than those offered by SJC.

In addition, pursuant to the SPA discussed under Proposal No. 1, SJC shall not be obligated to purchase any Series B Preferred Stock until the SJC has fully converted out of the SJC Exchange Note. Consequently, the failure to obtain approval of this Proposal No. 2 would further harm the Company since the proposed benefits of passage of Proposal No. 1 would never be realized.

Description of the SJC Exchange Agreement and the SJC Exchange Note

As previously reported in the Current Report on Form 8-K filed by the Company on March 24, 2025, on March 21, 2025 (the “Closing Date”), the Company entered into the SJC Exchange Agreement with SJC, pursuant to which the Company issued to SJC the SJC Exchange Note in exchange for the cancellation of the following notes issued by the Company to Steve J. Caspi, the sole member of SJC, who transferred such notes to SJC: (i) a term note issued on January 14, 2025 in the principal face amount of $2,500,000 (“Note 1”), (ii) a promissory note issued on March 7, 2025 in the principal face amount of $500,000 (“Note 2”), (iii) a promissory note issued on March 12, 2025 in the principal face amount of $1,500,000 (“Note 3”) and (iv) a promissory note issued on March 13, 2025 in the principal face amount of $300,000 (“Note 4” and collectively with Note 1, Note 2 and Note 3, the “Original Notes”), which Note 1, Note 2, Note 3 and Note 4, as of the Closing, had outstanding principal and accrued but unpaid interest of $2,600,000, $502,876.71, $1,505,547.95 and $300,986.30, respectively.

Description of the SJC Exchange Note

The SJC Exchange Note has a principal face amount of $4,909,410.96. The SJC Exchange Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the SJC Exchange Note) occurs, at which time the SJC Exchange Note would accrue interest at 18% per annum. The SJC Exchange Note will mature on December 31, 2025. The SJC Exchange Note is convertible into shares (the “SJC Conversion Shares”) of the Company’s Class A Common Stock at any time after NYSE American approval of the SLAP at a conversion price (the “SJC Conversion Price”) equal to the greater of (i) the Floor Price, which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the SJC Exchange Note) of the Class A Common Stock during the five (5) trading days immediately prior to (A) the Closing Date or (B) the date of conversion into shares of Class A Common Stock, but not greater than the Maximum Price, which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions. The SJC Conversion Price is only subject to adjustment in the event that the Company does a stock split or similar transaction of the Class A Common Stock.

The foregoing descriptions of the terms of the SJC Exchange Note and the SJC Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the form of SJC Exchange Note and SJC Exchange Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on March 24, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to SJC is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Closing Date until such time as the stockholders of the Company approve the issuance of the additional SJC Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 2 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of approximately 13,802,479 shares of Class A Common Stock (assuming the SJC Exchange Note is converted at the Floor Price), plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to SJC in connection with the conversion of the SJC Exchange Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 2, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the issuance of the Original Notes, and did not have the capital to repay the Original Notes when it was due, necessitating the issuance of the SJC Exchange Note, and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 2 is not approved by our stockholders, the Company will not be able to extinguish its debt to SJC through permitting SJC to fully convert its SJC Exchange Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to SJC, likely under less favorable terms than those offered by SJC.

Effect on Current Stockholders; Dilution

The SJC Exchange Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of SJC Conversion Shares to SJC pursuant to the terms of the SJC Exchange Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued SJC all 12,273,527 SJC Conversion Shares (not including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the SJC Exchange Note, assuming the entirety of the SJC Exchange Note had been converted on the Record Date, SJC would have acquired approximately 89.00% of the 15,508,835 shares of Class A Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by SJC may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with SJC to address the possible effect on the price of our Class A Common Stock of the sale by SJC of its shares.

Pursuant to the SJC Exchange Note, the Company shall not issue, and SJC shall not acquire, any shares of our Class A Common Stock under the SJC Exchange Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by SJC and its affiliates, would result in the beneficial ownership by SJC and its affiliates in excess of the Maximum Percentage of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares SJC may beneficially own at any one time to 4.99% of our outstanding Class A Common Stock, provided, however, that SJC may, upon notice to the Company, increase the Maximum Percentage to 9.99%, which would be effective 61 days after such notice is delivered to the Company. Consequently, the number of shares SJC may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. SJC may sell some or all of the shares it acquires under the SJC Exchange Note, subject to SJC’s compliance with the Securities Act and applicable state law. Even though SJC’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, SJC may be in a position to exert influence over the Company and there is no guarantee that the interests of SJC will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the SJC Exchange Note to SJC requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the SJC Exchange Note to SJC in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 3

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE A&R FORBEARANCE NOTE

We are asking our stockholders to approve the conversion by the Company of an Amended and Restated Convertible Promissory Note in the principal amount of $3,500,000 (the “A&R Forbearance Note”) issued to Esousa Group Holdings, LLC, a sophisticated investor (the “Investor”) pursuant to that certain Amended and Restated Forbearance Agreement (the “A&R Forbearance Agreement”) by and between the Company and the Investor.

We are seeking stockholder approval for the issuance of shares (the “Note Conversion Shares”) in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Agreement. If this Proposal No. 3 is not approved by our stockholders, the Company will not be able to extinguish its debt to the Investor through permitting the Investor to fully convert its A&R Forbearance Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to the Investor, likely under less favorable terms than those offered by the Investor.

Description of the Forbearance Agreement and the Forbearance Note

As previously reported in the Current Report on Form 8-K filed by the Company on July 18, 2024, the Company entered into a note purchase agreement with the Investor pursuant to which the Investor agreed to acquire, and the Company agreed to issue and sell in a registered direct offering to the Investor, a $5,390,000 10% OID Convertible Promissory Note for $4,900,000 (the “Old Note”), which transaction closed on July 19, 2024. The Old Note had a maturity date of October 19, 2024.

As previously reported in the Current Report on Form 8-K filed by the Company on December 10, 2024,  the Company and the Investor entered into a Forbearance Agreement (the “Forbearance Agreement”) pursuant to which the Investor agreed to forbear through the close of business on December 31, 2024, from exercising the rights and remedies it is entitled to under the Old Note, and any and all transaction documents related thereto, in consideration for the Company’s agreement to issue a convertible promissory note in the amount of $853,067.93 (the “Forbearance Note”), which transaction closed on December 10, 2024.

On February 25, 2025 (the “Forbearance Execution Date”), the Company and the Investor entered into an amended and restated forbearance agreement (the “A&R Forbearance Agreement”), pursuant to which the Investor agreed to forbear through the close of business on May 15, 2025, from exercising the rights and remedies it is entitled to under the Old Note, and any and all transaction documents related thereto, in consideration for the Company’s agreement to issue the A&R Forbearance Note (as hereinafter defined).

Description of the A&R Forbearance Note

The Company issued to the Investor the A&R Forbearance Note, consisting of (i) the amount then due under the Forbearance Note of $887,985.29, (ii) a forbearance extension fee of $311,916.67 and (iii) a true-up amount of $2,300,098.04. Subject to the approval by the NYSE American and the Company’s stockholders (the “Stockholder Approval”), the A&R Forbearance Note shall be convertible into Note Conversion Shares at a conversion price equal to $2.00 (the “Note Conversion Price”). The A&R Forbearance Note will accrue interest at the rate of 18% per annum and mature on May 15, 2025.

The A&R Forbearance Note is convertible at any time after NYSE approval of the Supplemental Listing Application and Stockholder Approval into shares of Class A Common Stock at the Note Conversion Price, subject to adjustment. The Company may not issue Note Conversion Shares to the extent such issuances would be prohibited in accordance with the rules and regulations of the NYSE unless the Company first obtains Stockholder Approval.

The A&R Forbearance Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the A&R Forbearance Note when required, default in covenants, bankruptcy events and suspension or delisting from trading of our Class A Common Stock on an eligible exchange.

The foregoing descriptions of the terms of the Forbearance Note and the Forbearance Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of A&R Forbearance Note and A&R Forbearance Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on February 26, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to the Investor is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Forbearance Execution Date until such time as the stockholders of the Company approve the issuance of the additional Note Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 3 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of 1,750,000 shares of Class A Common Stock, plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to the Investor in connection with the conversion of the A&R Forbearance Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 3, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the issuance of the Old Note, and did not have the capital to repay the Old Note when it was due, necessitating the issuance of the A&R Forbearance Note, and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 3 is not approved by our stockholders, the Company will not be able to extinguish its debt to the Investor through permitting the Investor to fully convert its A&R Forbearance Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to the Investor, likely under less favorable terms than those offered by the Investor.

Effect on Current Stockholders; Dilution

The Forbearance Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of Note Conversion Shares to the Investor pursuant to the terms of the Forbearance Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued the Investor all 1,818,178 Note Conversion Shares (including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the A&R Forbearance Note, assuming the remaining portion of the Forbearance Note had been converted on the Record Date, the Investor would have acquired approximately 51.59% of the 3,524,534 shares that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by the Investor may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with the Investor to address the possible effect on the price of our Class A Common Stock of the sale by the Investor of its shares.

Pursuant to the A&R Forbearance Note, the Company shall not issue, and the Investor shall not acquire, any shares of our Class A Common Stock under the A&R Forbearance Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by the Investor and its affiliates, would result in the beneficial ownership by the Investor and its affiliates in excess of 9.99% (the “Note Maximum Percentage”) of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares the Investor may beneficially own at any one time to 9.9% of our outstanding Class A Common Stock. Consequently, the number of shares the Investor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. The Investor may sell some or all of the shares it acquires under the A&R Forbearance Note, subject to the Investor’s compliance with the Securities Act and applicable state law. Even though the Investor’s beneficial ownership of our Class A Common Stock is subject to the Note Maximum Percentage, the Investor may be in a position to exert influence over the Company and there is no guarantee that the interests of the Investor will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the A&R Forbearance Note to the Investor requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the A&R Forbearance Note to the Investor in order to comply with Rule 713 of the NYSE American.

PROPOSAL NO. 4

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE ORCHID EXCHANGE NOTE

We are asking our stockholders to approve the conversion by the Company of a Convertible Promissory Note in the principal amount of $4,193,314.54 (the “Orchid Exchange Note”) issued to Orchid Finance, LLC, a Nevada limited liability company (“Orchid”) pursuant to that certain Exchange Agreement (the “Orchid Exchange Agreement”) by and between the Company and Orchid.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Agreement. If this Proposal No. 4 is not approved by our stockholders, the Company will not be able to extinguish its debt to Orchid through permitting Orchid to fully convert its Orchid Exchange Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Orchid, likely under less favorable terms than those offered by Orchid.

Description of the Orchid Exchange Agreement and the Orchid Exchange Note

On March 14, 2025 (the “Orchid Closing Date”), the Company entered into the Orchid Exchange Agreement with Orchid, pursuant to which the Company issued to Orchid a convertible promissory note in the principal face amount of $4,193,314.54 (the “Orchid Exchange Note”) in exchange for the cancellation of (i) a term note issued by the Company to Orchid on May 16, 2024 (“Orchid Note 1”), (ii) a term note issued by the Company to Orchid on May 20, 2024 (“Orchid Note 2”) and (iii) a convertible note issued by the Company to Orchid on February 5, 2025 (“Orchid Note 3” and collectively with Orchid Note 1 and Orchid Note 2, the “Orchid Original Notes”), which Orchid Note 1, Orchid Note 2 and Orchid Note 3, as of the Orchid Closing Date, had outstanding principal and accrued but unpaid interest of $715,801.82, $1,523,098.31 and 1,954,414.41, respectively.

Description of the Orchid Exchange Note

The Orchid Exchange Note has a principal face amount of $4,193,314.54. The Orchid Exchange Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Orchid Exchange Note) occurs, at which time the Orchid Exchange Note would accrue interest at 18% per annum. The Orchid Exchange Note will mature on June 30, 2025. The Orchid Exchange Note is convertible into shares (the “Orchid Conversion Shares”) of the Company’s Class A Common Stock at any time after NYSE American approval of the SLAP at a conversion price (the “Orchid Conversion Price”) equal to the greater of (i) the Floor Price, which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the Orchid Exchange Note) of the Class A Common Stock during the five (5) trading days immediately prior to (A) the Orchid Closing Date or (B) the date of conversion into shares of Class A Common Stock. The Orchid Conversion Price is only subject to adjustment in the event that the Company does a stock split or similar transaction of the Class A Common Stock.

The Company may not issue Orchid Conversion Shares to the extent such issuances would result in an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock issued and outstanding as of the Orchid Closing Date, in accordance with the rules and regulations of the NYSE American unless the Company first obtains stockholder approval (the “Orchid Stockholder Approval”). Pursuant to the Orchid Exchange Agreement, the Company agreed to file a proxy or information statement to obtain the Orchid Stockholder Approval.

The Orchid Exchange Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the Orchid Exchange Note when required, failure to deliver Orchid Conversion Shares when required, default in covenants and bankruptcy events.

The foregoing descriptions of the terms of the Orchid Exchange Note and the Orchid Exchange Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the form of Orchid Exchange Note and Orchid Exchange Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on March 17, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to Orchid is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Orchid Closing Date until such time as the stockholders of the Company approve the issuance of the additional Orchid Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 4 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of approximately 10,032,590 shares of Class A Common Stock (assuming the Orchid Exchange Note is converted at the Floor Price), plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to Orchid in connection with the conversion of the Orchid Exchange Note. The Orchid Exchange Note matures on June 30, 2025; on such date, the Orchid Exchange Note will be convertible into 10,310,034 shares of Class A Common Stock.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 4, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the issuance of the Orchid Original Notes, and did not have the capital to repay the Orchid Original Notes when it was due, necessitating the issuance of the Orchid Exchange Note, and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 4 is not approved by our stockholders, the Company will not be able to extinguish its debt to Orchid through permitting Orchid to fully convert its Orchid Exchange Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Orchid, likely under less favorable terms than those offered by Orchid.

Effect on Current Stockholders; Dilution

The Orchid Exchange Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of Orchid Conversion Shares to Orchid pursuant to the terms of the Orchid Exchange Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued Orchid all 10,310,034 Orchid Conversion Shares (including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the Orchid Exchange Note, assuming the entirety of the Orchid Exchange Note had been converted on the Record Date, Orchid would have acquired approximately 85.80% of the 12,016,390 shares of Class A Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by Orchid may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with Orchid to address the possible effect on the price of our Class A Common Stock of the sale by Orchid of its shares.

Pursuant to the Orchid Exchange Note, the Company shall not issue, and Orchid shall not acquire, any shares of our Class A Common Stock under the Orchid Exchange Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Orchid and its affiliates, would result in the beneficial ownership by Orchid and its affiliates in excess of the Maximum Percentage of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares Orchid may beneficially own at any one time to 4.99% of our outstanding Class A Common Stock. Consequently, the number of shares Orchid may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. Orchid may sell some or all of the shares it acquires under the Orchid Exchange Note, subject to Orchid’s compliance with the Securities Act and applicable state law. Even though Orchid’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, Orchid may be in a position to exert influence over the Company and there is no guarantee that the interests of Orchid will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Orchid Exchange Note to Orchid requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the Orchid Exchange Note to Orchid in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 5

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE ORCHID CONVERTIBLE NOTE

We are asking our stockholders to approve the conversion by the Company of a Convertible Promissory Note in the principal amount of $1,650,000 (the “Orchid Convertible Note”) issued to Orchid in consideration for an advance of $1,500,000 previously made by Orchid to the Company (the “Advance”).

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Agreement. If this Proposal No. 5 is not approved by our stockholders, the Company will not be able to extinguish its debt to Orchid through permitting Orchid to fully convert its Orchid Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Orchid, likely under less favorable terms than those offered by Orchid.

Description of Orchid Convertible Note

The Orchid Convertible Note, which was issued to Orchid on April 1, 2025, has a principal face amount of $1,650,000 and was issued with an original issue discount of ten percent (10%). The Orchid Convertible Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Orchid Convertible Note) occurs, at which time the Orchid Convertible Note would accrue interest at 18% per annum. The Orchid Convertible Note will mature on September 30, 2025. The Orchid Convertible Note is convertible into shares (the “Orchid Note Conversion Shares”) of the Company’s Class A Common Stock at any time after NYSE American approval of the Supplemental Listing Application (the “SLAP”) at a conversion price (the “Orchid Note Conversion Price”) equal to the greater of (i) the Floor Price, which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the Orchid Convertible Note) of the Class A Common Stock during the five (5) trading days immediately prior to (A) the Orchid Closing Date or (B) the date of conversion into shares of Class A Common Stock. The Orchid Note Conversion Price is only subject to adjustment in the event that the Company does a stock split or similar transaction of the Class A Common Stock.

The Company may not issue Orchid Note Conversion Shares to the extent such issuances would result in an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock issued and outstanding as of the Orchid Closing Date, in accordance with the rules and regulations of the NYSE American unless the Company first obtains stockholder approval.

The Orchid Convertible Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the Orchid Convertible Note when required, failure to deliver Orchid Note Conversion Shares when required, default in covenants and bankruptcy events.

The foregoing descriptions of the terms of the Orchid Convertible Note do not purport to be complete and are subject to, and qualified in their entirety by reference to, the form of Orchid Convertible Note, a copy of which is filed as Exhibit 4.1, to the Current Report on Form 8-K filed with the SEC on April 1, 2025 and is incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to Orchid is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Orchid Closing Date until such time as the stockholders of the Company approve the issuance of the additional Orchid Note Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 5 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of approximately 4,125,000 shares of Class A Common Stock (assuming the Orchid Convertible Note is converted at the Floor Price), plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to Orchid in connection with the conversion of the Orchid Convertible Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 5, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company was in need of financing to fund its operations at the time of the Advance was made, necessitating the issuance of the Orchid Convertible Note, and expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 5 is not approved by our stockholders, the Company will not be able to extinguish its debt, represented by the Avance, to Orchid through permitting Orchid to fully convert its Orchid Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Orchid, likely under less favorable terms than those offered by Orchid.

Effect on Current Stockholders; Dilution

The Orchid Convertible Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of Orchid Note Conversion Shares to Orchid pursuant to the terms of the Orchid Convertible Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued Orchid all 4,441,019 Orchid Note Conversion Shares (including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the Orchid Convertible Note, assuming the entirety of the Orchid Convertible Note had been converted on the Record Date, Orchid would have acquired approximately 72.24% of the 6,147,375 shares of Class A Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by Orchid may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with Orchid to address the possible effect on the price of our Class A Common Stock of the sale by Orchid of its shares.

Pursuant to the Orchid Convertible Note, the Company shall not issue, and Orchid shall not acquire, any shares of our Class A Common Stock under the Orchid Convertible Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Orchid and its affiliates, would result in the beneficial ownership by Orchid and its affiliates in excess of the Maximum Percentage of the shares of Class A Common Stock outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares Orchid may beneficially own at any one time to 4.99% of our outstanding Class A Common Stock. Consequently, the number of shares Orchid may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. Orchid may sell some or all of the shares it acquires under the Orchid Convertible Note, subject to Orchid’s compliance with the Securities Act and applicable state law. Even though Orchid’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, Orchid may be in a position to exert influence over the Company and there is no guarantee that the interests of Orchid will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Orchid Convertible Note to Orchid requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the Orchid Convertible Note to Orchid in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 6

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE TARGET CAPITAL CONVERTIBLE NOTE

We are asking our stockholders to approve the conversion by the Company of a Convertible Promissory Note in the principal amount of $3,750,000 (the “Target Capital Convertible Note”) issued to Target Capital 14 LLC, a sophisticated investor (“Target Capital”) pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and Target Capital.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Purchase Agreement. If this Proposal No. 6 is not approved by our stockholders, the Company will not be able to extinguish its debt to Target Capital through permitting it to fully convert its Target Capital Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Target Capital, likely under less favorable terms than those offered by Target Capital.

Description of the Purchase Agreement and the Target Capital Convertible Note

On April 15, 2025 (the “Closing Date”), the Company entered into a note purchase agreement with Target Capital and another entity pursuant to which Target Capital agreed to acquire, and the Company agreed to issue and sell to Target Capital, a $3,750,000 20% OID Convertible Promissory Note for $3,000,000. The Target Capital Convertible Note has a maturity date of September 30, 2025.

The Target Capital Convertible Note does not accrue interest unless an Event of Default (as defined in the Target Capital Convertible Note) occurs, at which time the Target Capital Convertible Note would accrue interest at 20% per annum. The Target Capital Convertible Note will mature on September 30, 2025. The Target Capital Convertible Note is convertible into shares (the “Conversion Shares”) of Class A Common Stock at any time after NYSE American approval of the SLAP at a conversion price equal to the greater of (i) the Floor Price, which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 80% of the lowest closing price of the Class A Common Stock during the five (5) trading days immediately prior to the date of conversion into shares of Class A Common Stock.

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock issued and outstanding as of the Closing Date, in accordance with the rules and regulations of the NYSE unless the Company first obtains Stockholder Approval. Pursuant to the Purchase Agreement, the Company agreed to file a preliminary proxy or information statement (the “PRE 14A”) to obtain the Stockholder Approval within 15 days of the Closing Date.

Pursuant to the Purchase Agreement, the Company is obligated to use commercially reasonable efforts to (i) file a resale registration statement with the SEC within 15 days of the Closing Date and (ii) have such resale registration statement declared effective by the SEC within 60 days of the Closing Date (or 75 days in the event of a full review by the SEC). Additionally, commencing on the Closing Date and continuing until such time as the Target Capital Convertible Note is no longer outstanding, the Company shall be prohibited from entering into a variable rate transaction.

The Target Capital Convertible Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the Target Capital Convertible Note when required, failure to deliver Conversion Shares when required, default in covenants, bankruptcy events delisting of the Common Stock from an approved market, failure to timely file all reports required under the Securities Exchange Act of 1934, as amended and the failure to timely file the PRE 14A.

Upon the first occurrence of an Event of Default under the Notes (such date, the “Event of Default Date”), (i) the principal amount outstanding as of the Event of Default Date shall be automatically increased by ten percent (10%) and (ii) the Company shall be obligated to pay Target Capital an amount, in cash (which cannot be converted into Conversion Shares) equal to ten percent (10%) of the principal amount outstanding as of the Event of Default Date.

The foregoing descriptions of the terms of the Target Capital Convertible Note and the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of Target Capital Convertible Note and Purchase Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on April 16, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to Target Capital is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Closing Date until such time as the stockholders of the Company approve the issuance of the additional Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 6 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of approximately 9,375,000 shares of Class A Common Stock (assuming the Target Capital Convertible Note is converted at the Floor Price), plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to Target Capital in connection with the conversion of the Target Capital Convertible Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 6, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 6 is not approved by our stockholders, the Company will not be able to extinguish its debt to Target Capital through permitting Target Capital to fully convert its Target Capital Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Target Capital, likely under less favorable terms than those offered by Target Capital.

Effect on Current Stockholders; Dilution

The Target Capital Convertible Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of the Conversion Shares to Target Capital pursuant to the terms of the Target Capital Convertible Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued Target Capital all 9,375,000 Conversion Shares (not including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the Target Capital Convertible Note, assuming the entirety of the Target Capital Convertible Note e had been converted on the Record Date, Target Capital would have acquired approximately 84.60% of the 11,081,356 shares of Class A Common Stock that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by Target Capital may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with Target Capital to address the possible effect on the price of our Class A Common Stock of the sale by Target Capital of its shares.

Pursuant to the Target Capital Convertible Note, the Company shall not issue, and Target Capital shall not acquire, any shares of our Class A Common Stock under the Target Capital Convertible Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Target Capital and its affiliates, would result in the beneficial ownership by Target Capital and its affiliates in excess of the Maximum Percentage outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares Target Capital may beneficially own at any one time to the Maximum Percentage. Consequently, the number of shares Target Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. Target Capital may sell some or all of the shares it acquires under the Target Capital Convertible Note, subject to Target Capital’s compliance with the Securities Act and applicable state law. Even though Target Capital’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, Target Capital may be in a position to exert influence over the Company and there is no guarantee that the interests of Target Capital will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Target Capital Convertible Note to Target Capital requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the Target Capital Convertible Note to Target Capital in order to comply with Rule 713(a) of the NYSE American.

PROPOSAL NO. 7

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF THE SECURE NET CAPITAL CONVERTIBLE NOTE

We are asking our stockholders to approve the conversion by the Company of a Convertible Promissory Note in the principal amount of $1,250,000 (the “Secure Net Capital Convertible Note”) issued to Secure Net Capital LLC, a sophisticated investor (“Secure Net Capital”) pursuant to that certain Securities Purchase Agreement (the “Secured Net Capital Purchase Agreement”) by and between the Company and Secure Net Capital.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Class A Common Stock outstanding as of the date of the Secured Net Capital Purchase Agreement. If this Proposal No. 7 is not approved by our stockholders, the Company will not be able to extinguish its debt to Secure Net Capital through permitting it to fully convert its Secure Net Capital Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Secure Net Capital, likely under less favorable terms than those offered by Secure Net Capital.

Description of the Secured Net Capital Purchase Agreement and the Secure Net Capital Convertible Note

On the Closing Date, the Company entered into a note purchase agreement with Secure Net Capital and another entity pursuant to which Secure Net Capital agreed to acquire, and the Company agreed to issue and sell to Secure Net Capital, a $1,250,000 20% OID Convertible Promissory Note for $1,000,000. The Secure Net Capital Convertible Note has a maturity date of September 30, 2025.

The Secure Net Capital Convertible Note does not accrue interest unless an Event of Default (as defined in the Secure Net Capital Convertible Note) occurs, at which time the Secure Net Capital Convertible Note would accrue interest at 20% per annum. The Secure Net Capital Convertible Note will mature on September 30, 2025. The Secure Net Capital Convertible Note is convertible into Conversion Shares at any time after NYSE American approval of the SLAP at a conversion price equal to the greater of (i) the Floor Price, which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) 80% of the lowest closing price of the Class A Common Stock during the five (5) trading days immediately prior to the date of conversion into shares of Class A Common Stock.

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Class A Common Stock exceeding 19.99% of the total shares of Class A Common Stock issued and outstanding as of the Closing Date, in accordance with the rules and regulations of the NYSE unless the Company first obtains Stockholder Approval. Pursuant to the Secured Net Capital Purchase Agreement, the Company agreed to file the PRE 14A to obtain the Stockholder Approval within 15 days of the Closing Date.

Pursuant to the Secured Net Capital Purchase Agreement, the Company is obligated to use commercially reasonable efforts to (i) file a resale registration statement with the SEC within 15 days of the Closing Date and (ii) have such resale registration statement declared effective by the SEC within 60 days of the Closing Date (or 75 days in the event of a full review by the SEC). Additionally, commencing on the Closing Date and continuing until such time as the Secure Net Capital Convertible Note is no longer outstanding, the Company shall be prohibited from entering into a variable rate transaction.

The Secure Net Capital Convertible Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the Secure Net Capital Convertible Note when required, failure to deliver Conversion Shares when required, default in covenants, bankruptcy events delisting of the Common Stock from an approved market, failure to timely file all reports required under the Securities Exchange Act of 1934, as amended and the failure to timely file the PRE 14A.

Upon the first Event of Default Date, (i) the principal amount outstanding as of the Event of Default Date shall be automatically increased by ten percent (10%) and (ii) the Company shall be obligated to pay Secure Net Capital an amount, in cash (which cannot be converted into Conversion Shares) equal to ten percent (10%) of the principal amount outstanding as of the Event of Default Date.

The foregoing descriptions of the terms of the Secure Net Capital Convertible Note and the Secured Net Capital Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Form of Secure Net Capital Convertible Note and Secured Net Capital Purchase Agreement, copies of which are filed as Exhibits 4.1 and 10.1, respectively, to the Current Report on Form 8-K filed with the SEC on April 16, 2025 and are incorporated herein by reference.

Stockholder Approval Requirement

As noted above, the number of shares to be issued to Secure Net Capital is initially limited to 19.99% of the total number of shares of Class A Common Stock outstanding as of the Closing Date until such time as the stockholders of the Company approve the issuance of the additional Conversion Shares. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Class A Common Stock (or securities convertible into or exercisable for Class A Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Class A Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer.

Stockholder approval of this Proposal No. 7 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of approximately 3,125,000 shares of Class A Common Stock (assuming the Secure Net Capital Convertible Note is converted at the Floor Price), plus such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest, to Secure Net Capital in connection with the conversion of the Secure Net Capital Convertible Note.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal No. 7, and we will not independently provide stockholders with any such right.

Reasons for Transaction

The Company expects that it will need to raise significant cash financing to operate and expand its operations in the foreseeable future. If this Proposal No. 7 is not approved by our stockholders, the Company will not be able to extinguish its debt to Secure Net Capital through permitting Secure Net Capital to fully convert its Secure Net Capital Convertible Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to Secure Net Capital, likely under less favorable terms than those offered by Secure Net Capital.

Effect on Current Stockholders; Dilution

The Secure Net Capital Convertible Note does not affect the rights of the holders of outstanding Class A Common Stock, but the issuance of the Conversion Shares to Secure Net Capital pursuant to the terms of the Secure Net Capital Convertible Note will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to have issued Secure Net Capital all 3,125,000 Conversion Shares (not including such number of shares of Class A Common Stock issuable upon conversion of accrued but unpaid interest) which it may acquire absent stockholder approval upon conversion of the Secure Net Capital Convertible Note, assuming the entirety of the Secure Net Capital Convertible Note had been converted on the Record Date, Secure Net Capital would have acquired approximately 64.68% of the 4,831,356 shares that would then have been outstanding as of the Record Date.

The availability for sale of a large number of shares by Secure Net Capital may depress the market price of our Class A Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Class A Common Stock. We do not have any arrangement with Secure Net Capital to address the possible effect on the price of our Class A Common Stock of the sale by Secure Net Capital of its shares.

Pursuant to the Secure Net Capital Convertible Note, the Company shall not issue, and Secure Net Capital shall not acquire, any shares of our Class A Common Stock under the Secure Net Capital Convertible Note if such shares proposed to be issued and sold, when aggregated with all other shares of our Class A Common Stock then beneficially owned (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Secure Net Capital and its affiliates, would result in the beneficial ownership by Secure Net Capital and its affiliates in excess of the Maximum Percentage outstanding immediately after giving effect to such conversion. This beneficial ownership limitation limits the number of shares Secure Net Capital may beneficially own at any one time to the Maximum Percentage. Consequently, the number of shares Secure Net Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our Class A Common Stock increases over time. Secure Net Capital may sell some or all of the shares it acquires under the Secure Net Capital Convertible Note, subject to Secure Net Capital’s compliance with the Securities Act and applicable state law. Even though Secure Net Capital’s beneficial ownership of our Class A Common Stock is subject to the Maximum Percentage, Secure Net Capital may be in a position to exert influence over the Company and there is no guarantee that the interests of Secure Net Capital will align with the interests of other stockholders.

Required Vote and Board Recommendation

The issuance of shares underlying the Secure Net Capital Convertible Note to Secure Net Capital requires the receipt of the affirmative vote of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Class A Common Stock underlying the Secure Net Capital Convertible Note to Secure Net Capital in order to comply with Rule 713(a) of the NYSE American.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Class A Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 1,706,356 shares of our Class A Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Class A Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares Class A Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner(1)	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	37,480,815	(2)	95.67%
Directors and Officers: (1)
Milton C. Ault, III	37,484,777	(3)	95.68%
William Horne	1	(4)	*
Henry Nisser	3	(5)	*
Ken Cragun	0	(6)	*
Robert Smith	0	(7)	*
Mordechai Rosenberg	0	(8)	*
Jeffrey A. Bentz	0	(8)	*
All directors and executive officers as a group (seven persons)	37,484,781		95.68%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Hyperscale Data, Inc., 11411 Southern Heights Pkwy, Suite 190, Las Vegas, NV 89141.

(2)	Represents (i) 8,249 shares of Class A Common Stock owned, (ii) 4,234,561 shares of Class B Common Stock that carry the voting power of 42,345,610 shares of Class A Common Stock, (iii) 32,144,005 shares of Class A Common Stock issuable upon conversion of 50,000 shares of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 617,165 shares of Class A Common Stock issuable upon conversion of 960 shares of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock and (v) 476,835 shares of Class A Common Stock underlying presently exercisable warrants.

(3)	Represents (i) 37,480,815 shares of Class A Common Stock held by Ault & Company, (ii) 500 shares of Class A Common Stock, and (iii) 346 shares of Class B Common Stock that carry the voting power of 3,460 shares of Class A Common Stock. Mr. Ault is the Chief Executive Officer of Ault & Company.

(4)	Represents (i) 1 share of Class B Common Stock that carries the voting power of 10 shares of Class A Common Stock.

(5)	Represents (i) 2 shares of Class A Common Stock and (ii) 1 share of Class B Common Stock that carries the voting power of 10 shares of Class A Common Stock.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

May 5, 2025

ANNEX A

The Sample CompanyPROPOSALS ? THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.A045IGA1. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's 60,000 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") into the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), pursuant to the Securities Purchase Agreement dated March 31, 2025 (the "Series B Proposal"); ForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.B3. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Forbearance Note") in the principal amount of $3,500,000 into Class A Common Stock, which Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025 (the "Forbearance Note Proposal");2. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "SJC Exchange Note") in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025 (the "SJC Exchange Note Proposal");4. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Orchid Exchange Note") in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025 (the "Orchid Exchange Note Proposal");5. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Orchid Convertible Note") in the principal amount of $1,650,000 into Class A Common Stock, which Orchid Convertible Note was issued to the holder on April 1, 2025 (the "Orchid Convertible Note Proposal");6. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Target Capital Convertible Note") in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025 (the "Target Capital Convertible Note Proposal"); and7. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Secure Net Capital Convertible Note") in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025 (the "Secure Net Capital Convertible Note Proposal").Special Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q1UPXMMMMMMMMMMMMMMMMMMMMM6530602024

A-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Special Meeting of the Stockholders of Hyperscale Data, Inc., to be held on May 19, 2025, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at www.meetnow.global/MKUV6RV, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? HYPERSCALE DATA, INC.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

The Sample CompanyPROPOSALS ? THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.A045IFA1. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's 60,000 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") into the Company's Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), pursuant to the Securities Purchase Agreement dated March 31, 2025 (the "Series B Proposal"); ForAgainstAbstainForAgainstAbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.B3. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Forbearance Note") in the principal amount of $3,500,000 into Class A Common Stock, which Forbearance Note was issued pursuant to the Forbearance Agreement dated February 25, 2025 (the "Forbearance Note Proposal");2. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "SJC Exchange Note") in the principal amount of $4,909,410.96 into Class A Common Stock, which SJC Exchange Note was issued to the holder on March 21, 2025 (the "SJC Exchange Note Proposal");4. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Orchid Exchange Note") in the principal amount of $4,193,314.54 into Class A Common Stock, which Orchid Exchange Note was issued pursuant to the Exchange Agreement dated March 14, 2025 (the "Orchid Exchange Note Proposal");5. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Orchid Convertible Note") in the principal amount of $1,650,000 into Class A Common Stock, which Orchid Convertible Note was issued to the holder on April 1, 2025 (the "Orchid Convertible Note Proposal");6. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Target Capital Convertible Note") in the principal amount of $3,750,000 into Class A Common Stock, which Target Capital Convertible Note was issued to the holder on April 15, 2025 (the "Target Capital Convertible Note Proposal"); and7. To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company's Convertible Promissory Note (the "Secure Net Capital Convertible Note") in the principal amount of $1,250,000 into Class A Common Stock, which Secure Net Capital Convertible Note was issued to the holder on April 15, 2025 (the "Secure Net Capital Convertible Note Proposal").Special Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q1UPXMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345653060If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/GPUS or scan the QR code ? login details are located in the shaded bar below.Your vote matters ? here's how to vote!Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GPUSPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GPUSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Special Meeting of the Stockholders of Hyperscale Data, Inc., to be held on May 19, 2025, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at www.meetnow.global/MKUV6RV, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? HYPERSCALE DATA, INC.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.2025 Special Meeting of Hyperscale Data, Inc. StockholdersThe 2025 Special Meeting of Stockholders of Hyperscale Data, Inc. will be held on May 19, 2025 at 12:00 P.M. Eastern Time, virtually via the internet at meetnow.global/MKUV6RV.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.